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                                                                   EXHIBIT a(13)

                         PILGRIM VARIABLE PRODUCTS TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST AND
                             REDESIGNATION OF SERIES

          RECEIVED                                            FILED
SECRETARY OF THE COMMONWEALTH                               MAY 6 2002
    CORPORATIONS DIVISION                          SECRETARY OF THE COMMONWEALTH
                                                       CORPORATIONS DIVISION

The undersigned, being all of the trustees of Pilgrim Variable Products Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 and
Section 5.11 of the Trust's Declaration of Trust dated December 17, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate the Trust and certain existing series of the Trust as follows:

         1. Section 1.1 of the Declaration of Trust, executed on December 17, 1993, as amended, is hereby amended, effective May 1, 2002, to read in its entirety as follows:

         "Section 1.1 Name. The name of the Trust created hereby is "ING Variable Products Trust."

         2. Fourteen (14) existing series of the Trust are redesignated, effective May 1, 2002, as follows:

                  (a) The "Pilgrim VP Growth + Value Portfolio" is redesignated the "ING VP Growth + Value Portfolio."

                  (b) The "Pilgrim VP International Value Portfolio" is redesignated the "ING VP International Value Portfolio."

                  (c) The "Pilgrim VP SmallCap Opportunities Portfolio" is redesignated the "ING VP SmallCap Opportunities Portfolio."

                  (d) The "Pilgrim VP Research Enhanced Index Portfolio" is redesignated the "ING VP Research Enhanced Index Portfolio."

                  (e) The "Pilgrim VP High Yield Bond Portfolio" is redesignated the "ING VP High Yield Bond Portfolio."

                  (f) The "Pilgrim VP MagnaCap Portfolio" is redesignated the "ING VP MagnaCap Portfolio."

                  (g) The "Pilgrim VP Growth Opportunities Portfolio" is redesignated the "ING VP Growth Opportunities Portfolio."

                  (h) The "Pilgrim VP MidCap Opportunities Portfolio" is redesignated the "ING VP MidCap Opportunities Portfolio."

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                  (i) The "Pilgrim VP Convertible Portfolio" is redesignated the
"ING VP Convertible Portfolio."

                  (j) The "Pilgrim VP LargeCap Growth Portfolio" is redesignated the "ING VP LargeCap Growth Portfolio."

                  (k) The "Pilgrim VP International SmallCap Growth Portfolio" is redesignated the "ING VP International SmallCap Growth Portfolio."

                  (l) The "Pilgrim VP Emerging Countries Portfolio" is redesignated the "ING VP Emerging Countries Portfolio."

                  (m) The "Pilgrim VP International Portfolio" is redesignated the "ING VP International Portfolio."

                  (n) The "Pilgrim VP Financial Services Portfolio" is redesignated the "ING VP Financial Services Portfolio."

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         IN WITNESS WHEREOF, the undersigned have this day signed this
Certificate of Amendment of Declaration of Trust and Redesignation of Series.

Dated: April 22, 2002

/s/ Paul S. Doherty, as Trustee             /s/ Jock Patton, as Trustee.
------------------------------------        ------------------------------------
Paul S. Doherty, as Trustee                 Jock Patton, as Trustee.

/s/ J. Michael Earley, as Trustee           /s/ David W.C. Putnam, as Trustee
-------------------------------------       ------------------------------------
J. Michael Earley, as Trustee               David W.C. Putnam, as Trustee

/s/ R. Barbara Gitenstein, as Trustee       /s/ Blaine E. Rieke, as Trustee
-------------------------------------       ------------------------------------
R. Barbara Gitenstein, as Trustee           Blaine E. Rieke, as Trustee

/s/ R. Glenn Hilliard, as Trustee           /s/ John G. Turner, as Trustee
-------------------------------------       ------------------------------------
R. Glenn Hilliard, as Trustee               John G. Turner, as Trustee

/s/ Walter H. May, as Trustee               /s/ Roger B. Vincent, as Trustee
-------------------------------------       ------------------------------------
Walter H. May, as Trustee                   Roger B. Vincent, as Trustee

/s/ Thomas J. McInerney, as Trustee         /s/ Richard A. Wedemeyer, as Trustee
-------------------------------------       ------------------------------------
Thomas J. McInerney, as Trustee             Richard A. Wedemeyer, as Trustee